EXHIBIT 23


                       Consent of Sellers & Andersen, LLC.

                       SECURITIES AND EXCHANGE COMMISSION
                              450 5th Street, N.W.
                             Washington, D.C. 20549

Gentlemen:

         We have read and agree with the comments in Item 4 of the Form 8-K of China NetTV Holdings, Inc. dated March 11, 2004.

                                  Sellers & Andersen, LLC.


                                  /s/ Sellers & Andersen, LLC.
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